UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2020
Stabilis Energy, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction	(Commission	(IRS Employer

10375 Richmond Ave. Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 832-456-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	SLNG	The OTCQX Best Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders of Stabilis Energy, Inc. (the “Company”) held on September 17, 2020 the stockholders of the Company authorized an amendment to the Articles of Incorporation to change the name of the Company to Stabilis Solutions, Inc. On September 17, 2020 the Company filed Articles of Amendment and Restatement of the Articles of Incorporation to change the Company’s name to Stabilis Solutions, Inc. which amendment and restatement will be effective on September 30, 2020.
On September 17, 2020 the Board of Directors amended the By-laws of the Company to reflect the change in the name of the Company to Stabilis Solutions, Inc. and to require the Company to hold an annual meeting each year within 15 months of the date of the prior annual meeting.
The text of the Amended and Restated Articles of Incorporation of the Company to be effective on September 30, 2020 is set forth in Exhibit 3.1 to this Current Report on Form 8-K. The text of the By-laws of the Company as amended on September 17, 2020 is set forth in Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The voting results on the matters considered by the stockholders of the Company at the Annual Meeting held on September 17, 2020 were as follows:
1.The following nominees were elected as the Company's Directors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Casey Crenshaw	13,976,374	2,164	482,010
Stacey B. Crenshaw	13,976,153	2,385	482,010
Mushahid Khan	13,976,357	2,181	482,010
Edward L. Kuntz	13,976,285	2,253	482,010
Peter C. Mitchell	13,976,386	2,152	482,010
Ben J. Broussard	13,976,410	2,128	482,010
James C. Reddinger	13,976,410	2,128	482,010
James G. Aivalis	13,976,381	2,157	482,010

2.To ratify the selection of the independent registered public accounting firm for 2020. There were no Broker Non-Votes.

Votes For	Votes Against	Votes Withheld
14,457,274	2,932	342

3.To authorize the amendment of the Articles of Incorporation to change the name of the Company to Stabilis Solutions, Inc.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
14,260,105	1,474	198,969	—

Item 9.01 Financial Statements and Exhibits.
Exhibits:

Exhibit	Description
3.1	Amended and Restated Articles of Incorporation of the Company effective September 30 2020.
3.2	Amended By-laws of the Company effective September 17, 2020.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABILIS ENERGY, INC.
By: /s/ Andrew L. Puhala
Andrew L. Puhala
Secretary

Date: September 18, 2020